

                                                         Commerce Bancorp, Inc. and Subsidiaries
                                                               Consolidated Balance Sheets
                                                                       (unaudited)


---------------------------------------------------------------------------------------------------------------------------------
                                                            March 31,      December 31,   Linked Quarter March 31,
                                                           ----------------------------------------------------------------------
                  (dollars in thousands)                      2004             2003       % Change        2003       % Change
---------------------------------------------------------------------------------------------------------------------------------

Assets            Cash and due from banks                     $971,897         $910,092           7 %     $832,821          17 %
                  Federal funds sold                            56,000                0           0         61,000          (8)
                                                           ----------------------------------------------------------------------
                                 Cash and cash equivalents   1,027,897          910,092          13        893,821          15
                  Loans held for sale                           34,934           42,769         (18)        55,230         (37)
                  Trading securities                           234,359          170,458          37        205,631          14
                  Securities available for sale             11,972,943       10,650,655          12      8,852,908          35
                  Securities held to maturity                2,871,593        2,490,484          15        927,562         210
                  Loans:
                               Commercial real estate:
                                  Investor developer         1,236,862        1,167,672           6        930,791          33
                                  Residential construction     144,326          142,567           1         91,378          58
                                                           ----------------------------------------------------------------------
                                                             1,381,188        1,310,239           5      1,022,169          35
                               Commercial loans:
                                  Term                       1,071,736        1,027,526           4        872,787          23
                                  Line of credit               960,080          959,158           0        732,693          31
                                  Demand                         1,080            1,077           0         15,795         (93)
                                                           ----------------------------------------------------------------------
                                                             2,032,896        1,987,761           2      1,621,275          25
                               Owner-occupied                1,710,098        1,619,079           6      1,333,390          28
                                                           --------------------------------------------------------------------
                                                             3,742,994        3,606,840           4      2,954,665          27
                               Consumer:
                                  Mortgages (1-4 family
                                     residential)              984,415          918,686           7        647,955          52
                                  Installment                  135,406          138,437          (2)       134,116           1
                                  Home equity                1,485,055        1,405,795           6      1,183,594          25
                                  Credit lines                  59,081           60,579          (2)        50,928          16
                                                           ----------------------------------------------------------------------
                                                             2,663,957        2,523,497           6      2,016,593          32
                                                           ----------------------------------------------------------------------
                                     Total loans             7,788,139        7,440,576           5      5,993,427          30
                                                           ----------------------------------------------------------------------
                               Less allowance for loan
                                  losses                       117,329          112,057           5         94,731          24
                                                           ----------------------------------------------------------------------
                                                             7,670,810        7,328,519           5      5,898,696          30
                  Bank premises and equipment, net             856,634          811,451           6        635,803          35
                  Other assets                                 286,081          307,752          (7)       328,472         (13)
                                                           ----------------------------------------------------------------------
                                                           $24,955,251      $22,712,180          10 %  $17,798,123          40 %
                                                           ======================================================================

Liabilities       Deposits:
                               Demand:
                                 Noninterest-bearing        $5,092,813       $4,574,714          11 %   $3,626,661          40 %
                                 Interest-bearing            9,313,838        8,574,297           9      6,097,976          53
                               Savings                       4,995,245        4,222,282          18      3,331,131          50
                               Time                          3,480,782        3,330,107           5      3,176,133          10
                                                           ----------------------------------------------------------------------
                                 Total deposits             22,882,678       20,701,400          11     16,231,901          41

                  Other borrowed money                         137,978          311,510         (56)       109,622          26
                  Other liabilities                            282,039          221,982          27        303,039          (7)
                  Trust Capital Securities - Commerce
                        Capital Trust I                              0                0           0              0           0
                  Convertible Trust Capital Securities
                        - Commerce Capital Trust II            200,000          200,000           0        200,000           0
                  Long-term debt                                     0                0           0              0           0
                                                           ----------------------------------------------------------------------
                                                            23,502,695       21,434,892          10     16,844,562          40

Stockholders'     Common stock                                  78,120           76,869           2         69,072          13
Equity            Capital in excess of par or stated value     912,905          866,095           5        565,246          62
                  Retained earnings                            394,794          347,365          14        231,280          71
                  Accumulated other comprehensive income        78,076           (3,702)     (2,209)        93,208         (16)
                                                           ----------------------------------------------------------------------
                                                             1,463,895        1,286,627          14        958,806          53

                  Less treasury stock, at cost                  11,339            9,339          21          5,245         116
                                                           ----------------------------------------------------------------------
                                 Total stockholders'
                                        equity               1,452,556        1,277,288          14        953,561          52
                                                           ----------------------------------------------------------------------
                                                           $24,955,251      $22,712,180          10 %  $17,798,123          40 %
                                                           ======================================================================





                                                                Commerce Bancorp, Inc. and Subsidiaries
                                                                      Consolidated Balance Sheets
                                                                             (unaudited)



------------------------------------------------------------------------------------------------------------------------------------
             (dollars in thousands)                    March 31,              December 31, 2003                 March 31, 2003
                                                     -------------------------------------------------------------------------------
                                                        2004         Actual      $ Change    % Change    Actual    $ Change % Change
------------------------------------------------------------------------------------------------------------------------------------

Assets
    Cash and due from banks                           $971,897      $910,092      $61,805      7%        $832,821    $139,076   17%
         Federal funds sold                             56,000             0       56,000      0           61,000      (5,000)  (8)
                                                  ----------------------------------------------------------------------------------
                         Cash and cash equivalents   1,027,897       910,092      117,805     13          893,821     134,076   15
         Loans held for sale                            34,934        42,769       (7,835)   (18)          55,230     (20,296)  37)
         Trading securities                            234,359       170,458       63,901     37          205,631      28,728   14
         Securities available for sale              11,972,943    10,650,655    1,322,288     12        8,852,908   3,120,035   35
         Securities held to maturity                 2,871,593     2,490,484      381,109     15          927,562   1,944,031   10

         Loans                                       7,788,139     7,440,576      347,563      5        5,993,427   1,794,712   30
                       Less allowance for loan
                            losses                     117,329       112,057        5,272      5           94,731      22,598   24
                                                  ----------------------------------------------------------------------------------
                                                     7,670,810     7,328,519      342,291      5        5,898,696   1,772,114   30
                       Reserve %                          1.51%         1.51%                               1.58%
         Bank premises and equipment, net              856,634       811,451       45,183      6          635,803     220,831   35
         Other assets                                  286,081       307,752      (21,671)    (7)         328,472     (42,391)  13)
                                                  ----------------------------------------------------------------------------------
                                                   $24,955,251   $22,712,180   $2,243,071     10%    $17,798,123  $7,157,128    40%
                                                  ==================================================================================

Liabilities
      Deposits:
                       Demand:
                         Noninterest-bearing        $5,092,813    $4,574,714     $518,099     11%     $3,626,661  $1,466,152    40%
                         Interest-bearing            9,313,838     8,574,297      739,541      9        6,097,976   3,215,862   53
                       Savings                       4,995,245     4,222,282      772,963     18        3,331,131   1,664,114   50
                       Time                          3,480,782     3,330,107      150,675      5        3,176,133     304,649   10
                                                  ----------------------------------------------------------------------------------
                         Total deposits             22,882,678    20,701,400    2,181,278     11       16,231,901   6,650,777   41

                       Core deposits                21,706,134    19,778,922    1,927,212     10       15,296,123   6,410,011   42

         Total other liabilities                       620,017       733,492     (113,475)   (15)         612,661       7,356    1
                                                  ----------------------------------------------------------------------------------
                                                    23,502,695    21,434,892    2,067,803     10       16,844,562   6,658,133   40

Stockholders' Equity                                 1,452,556     1,277,288      175,268     14          953,561     498,995   52
                                                  ----------------------------------------------------------------------------------

                                                   $24,955,251   $22,712,180   $2,243,071     10%    $17,798,123  $7,157,128    40%
                                                  ==================================================================================




                                             Commerce Bancorp, Inc. and Subsidiaries
                                                   Consolidated Balance Sheets
                                                           (unaudited)


-----------------------------------------------------------------------------------------------------------------------------
                                                                                             March 31,         December 31,
                                                                                           ----------------------------------
                    (dollars in thousands)                                                      2004               2003
-----------------------------------------------------------------------------------------------------------------------------

Assets
                    Cash and due from banks                                                   $   971,897        $   910,092
                    Federal funds sold                                                             56,000                  0
                                                                                           ----------------------------------
                                     Cash and cash equivalents                                  1,027,897            910,092
                    Loans held for sale                                                            34,934             42,769
                    Trading securities                                                            234,359            170,458
                    Securities available for sale                                              11,972,943         10,650,655
                    Securities held to maturity                                                 2,871,593          2,490,484
                                      (market value 03/04-$2,884,803; 12/03-$2,467,192)
                    Loans                                                                       7,788,139          7,440,576
                                   Less allowance for loan losses                                 117,329            112,057
                                                                                           ----------------------------------
                                                                                                7,670,810          7,328,519
                    Bank premises and equipment, net                                              856,634            811,451
                    Other assets                                                                  286,081            307,752
                                                                                           ----------------------------------
                                                                                              $24,955,251        $22,712,180
                                                                                           ==================================

Liabilities
                 Deposits:
                                   Demand:
                                     Noninterest-bearing                                      $ 5,092,813        $ 4,574,714
                                     Interest-bearing                                           9,313,838          8,574,297
                                   Savings                                                      4,995,245          4,222,282
                                   Time                                                         3,480,782          3,330,107
                                                                                           ----------------------------------
                                     Total deposits                                            22,882,678         20,701,400

                    Other borrowed money                                                          137,978            311,510
                    Other liabilities                                                             282,039            221,982
                    Convertible Trust Capital Securities - Commerce Capital Trust II              200,000            200,000
                                                                                           ----------------------------------
                                                                                               23,502,695         21,434,892

Stockholders'       Common stock, 78,120,321 shares issued (76,869,415 shares in 2003)             78,120             76,869
Equity              Capital in excess of par or stated value                                      912,905            866,095
                    Retained earnings                                                             394,794            347,365
                    Accumulated other comprehensive income                                         78,076             (3,702)
                                                                                           ----------------------------------
                                                                                                1,463,895          1,286,627

                    Less treasury stock, at cost, 397,859 shares (363,076 shares in 2003)          11,339              9,339
                                                                                           ----------------------------------
                                     Total stockholders' equity                                 1,452,556          1,277,288
                                                                                           ----------------------------------

                                                                                              $24,955,251        $22,712,180
                                                                                           ==================================






                                           Commerce Bancorp, Inc. and Subsidiaries
                                              Consolidated Statements of Income
                                                         (unaudited)




-------------------------------------------------------------------------------------------------------------------------------
                                                                                                Three Months Ended
                                                                                                    March 31,
                                                                                    -------------------------------------------
                (dollars in thousands, except per share amounts)                        2004           2003         % Change
-------------------------------------------------------------------------------------------------------------------------------

Interest        Interest and fees on loans                                              $108,213        $93,121          16 %
income          Interest on investments                                                  163,499        113,661          44
                Other interest                                                               340             79         330
                                                                                    -------------------------------------------
                     Total interest income                                               272,052        206,861          32
                                                                                    -------------------------------------------

Interest        Interest on deposits:
expense            Demand                                                                 15,943         12,397          29
                   Savings                                                                 7,786          6,355          23
                   Time                                                                   14,643         16,846         (13)
                                                                                    -------------------------------------------
                     Total interest on deposits                                           38,372         35,598           8
                Interest on other borrowed money                                             448            914         (51)
                Interest on long-term debt                                                 3,020          3,020           0
                                                                                    -------------------------------------------
                     Total interest expense                                               41,840         39,532           6
                                                                                    -------------------------------------------

                Net interest income                                                      230,212        167,329          38
                Provision for loan losses                                                  9,500          6,900          38
                                                                                    -------------------------------------------
                Net interest income after provision for loan losses                      220,712        160,429          38

Noninterest     Deposit charges and service fees                                          45,481         34,842          31
income          Other operating income                                                    40,327         41,360          (2)
                Net investment securities gains                                              424           (136)       (412)
                                                                                    -------------------------------------------
                     Total noninterest income                                             86,232         76,066          13
                                                                                    -------------------------------------------

                     Total Revenues                                                      316,444        243,395          30

Noninterest     Salaries and benefits                                                     97,340         82,082          19
expense         Occupancy                                                                 28,110         20,488          37
                Furniture and equipment                                                   24,179         21,226          14
                Office                                                                    10,920          9,186          19
                Marketing                                                                  8,696          5,276          65
                Other                                                                     43,005         33,863          27
                                                                                    -------------------------------------------
                     Total noninterest expenses                                          212,250        172,121          23
                                                                                    -------------------------------------------

                Income before income taxes                                                94,694         64,374          47
                Provision for federal and state income taxes                              32,719         21,484          52
                                                                                    -------------------------------------------
                Net income                                                               $61,975        $42,890          44 %
                                                                                    ===========================================

                Net income per common and common equivalent share:
                   Basic                                                                   $0.80          $0.63          27 %
                                                                                    -------------------------------------------
                   Diluted                                                                 $0.75          $0.60          25
                                                                                    -------------------------------------------
                Average common and common equivalent shares outstanding:
                   Basic                                                                  77,164         68,318          13
                                                                                    -------------------------------------------
                   Diluted                                                                85,532         71,785          19
                                                                                    -------------------------------------------
                Cash dividends, common stock                                               $0.19          $0.17          15 %
                                                                                    ===========================================






                                                Commerce Bancorp, Inc. and Subsidiaries
                                                   Consolidated Statements of Income
                                                              (unaudited)




-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Three Months Ended
                                                       ----------------------------------------------------------------------------
                                                        March 31,       December 31,                       March 31,
                                                       ----------------------------------------------------------------------------
  (dollars in thousands, except per share amounts)        2004            2003           % Change             2003        % Change
-----------------------------------------------------------------------------------------------------------------------------------

Interest        Interest and fees on loans               $108,213       $103,803           4 %               $93,121        16 %
income          Interest on investments                   163,499        152,272           7                 113,661        44
                Other interest                                340             50         580                      79       330
                                                       --------------------------------------------     ---------------------------
                     Total interest income                272,052        256,125           6                 206,861        32
                                                       --------------------------------------------     ---------------------------

Interest        Interest on deposits:
expense            Demand                                  15,943         14,263          12                  12,397        29
                   Savings                                  7,786          7,597           2                   6,355        23
                   Time                                    14,643         15,200          (4)                 16,846       (13)
                                                       --------------------------------------------     ---------------------------
                     Total interest on deposits            38,372         37,060           4                  35,598         8
                Interest on other borrowed money              448            921         (51)                    914       (51)
                Interest on long-term debt                  3,020          3,020           0                   3,020         0
                                                       --------------------------------------------     ---------------------------
                     Total interest expense                41,840         41,001           2                  39,532         6
                                                       --------------------------------------------     ---------------------------

                Net interest income                       230,212        215,124           7                 167,329        38
                Provision for loan losses                   9,500         10,800         (12)                  6,900        38
                                                       --------------------------------------------     ---------------------------
                Net interest income after provision
                         for loan losses                  220,712        204,324           8                 160,429        38

Noninterest     Deposit charges and service fees           45,481         45,556          (0)                 34,842        31
income          Other operating income                     40,327         41,240          (2)                 41,360        (2)
                Net investment securities gains               424          1,088         (61)                   (136)     (412)
                                                       --------------------------------------------     ---------------------------
                     Total noninterest income              86,232         87,884          (2)                 76,066        13
                                                       --------------------------------------------     ---------------------------

                     Total Revenues                       316,444        303,008           4                 243,395        30

Noninterest     Salaries and benefits                      97,340         93,802           4                  82,082        19
expense         Occupancy                                  28,110         27,983           0                  20,488        37
                Furniture and equipment                    24,179         25,610          (6)                 21,226        14
                Office                                     10,920         10,865           1                   9,186        19
                Marketing                                   8,696         10,189         (15)                  5,276        65
                Other                                      43,005         37,832          14                  33,863        27
                                                       --------------------------------------------     ---------------------------
                     Total noninterest expenses           212,250        206,281           3                 172,121        23
                                                       --------------------------------------------     ---------------------------

                Income before income taxes                 94,694         85,927          10                  64,374        47
                Provision for federal and state
                        income taxes                       32,719         29,321          12                  21,484        52
                                                       --------------------------------------------     ---------------------------
                Net income                                $61,975        $56,606           9 %               $42,890        44 %
                                                       ============================================     ===========================

                Net income per common and common
                        equivalent share:
                   Basic                                    $0.80          $0.75           7 %                 $0.63        27 %
                                                       --------------------------------------------     ---------------------------
                   Diluted                                  $0.75          $0.71           6                   $0.60        25
                                                       --------------------------------------------     ---------------------------
                Average common and common equivalent
                        shares outstanding:
                   Basic                                   77,164         75,958           2                  68,318        13
                                                       --------------------------------------------     ---------------------------
                   Diluted                                 85,532         79,997           7                  71,785        19
                                                       --------------------------------------------     ---------------------------
                Cash dividends, common stock                $0.19          $0.16          19 %                 $0.17        15 %
                                                       ============================================     ===========================

                Return on average assets                     1.06 %         1.02 %                              1.02 %
                Return on average equity                    17.91          18.46                               17.94





                                                Commerce Bancorp, Inc. and Subsidiaries
                                                 Selected Consolidated Financial Data
                                                                (unaudited)



                                                                                     Three Months Ended
                                                                                         March 31,
                                                                        ---------------------------------------------
                                                                                                                 %
                                                                                2004             2003          Change
                                                                               -------          -------        -------
                                                                                 (dollars and shares in thousands)

Net interest income                                                           $230,212           $167,329         38 %
Provision for loan losses                                                        9,500              6,900         38
Noninterest income                                                              86,232             76,066         13
Total revenues                                                                 316,444            243,395     +   30
                                                                               -------                        -------
Noninterest expense                                                            212,250            172,121         23
Net income                                                                      61,975             42,890     +   44
                                                                               -------                        -------

Net income - Basic                                                               $0.80              $0.63         27 %
Net income - Diluted                                                              0.75               0.60     +   25
                                                                               -------                        -------

Book value - Basic                                                              $18.69             $13.86         35 %
Book value - Diluted, excludes conversion                                        17.65              13.20     +   34
                                                                               -------                        -------
Book value - Diluted if converted                                                19.20

Revenue per share - Diluted, excludes conversion                                $15.49             $13.56     +   14 %
                                                                               -------                        -------
Weighted Average Shares Outstanding:
   Basic                                                                        77,164             68,318
   Diluted                                                                      85,532             71,785



Total assets                                                               $24,955,251        $17,798,123     +   40 %
Loans (net)                                                                  7,670,810          5,898,696         30
Allowance for loan losses                                                      117,329             94,731         24
Securities available for sale                                               11,972,943          8,852,908         35
Securities held to maturity                                                  2,871,593            927,562        210
Total deposits                                                              22,882,678         16,231,901         41
                                                                           -----------         -----------
Core deposits                                                               21,706,134         15,296,123         42
                                                                           -----------         -----------
Convertible Trust Capital Securities - Commerce Capital Trust II               200,000            200,000          -
Stockholders' equity                                                         1,452,556            953,561     +   52
                                                                                                             -------

Stockholders' equity to total assets                                              5.82 %             5.36 %
                                                                           -----------
Risk-based capital ratios:
   Tier I                                                                        12.82              11.39
   Total capital                                                                 13.78              12.41

Leverage ratio                                                                    6.68               6.28



Cost of funds                                                                     0.78 %             1.06 %
Net interest margin                                                               4.39               4.59
Return on average assets                                                          1.06               1.02
Return on average total stockholders' equity                                     17.91              17.94



                                       6





The following summary presents information regarding non-performing loans and assets as of March 31, 2004 and the preceding four quarters (dollar amounts in thousands).

                                          March 31,        December 31,      September 30,         June 30,          March 31,
                                            2004               2003               2003               2003               2003
                                          -------------  -----------------  -----------------  -----------------  -----------------
Non-accrual loans:
    Commercial                                 $19,701             $6,867             $7,295             $7,049             $4,874
    Consumer                                     9,984              9,242              8,295              9,517              9,860
    Real estate:
      Construction                                   -                138                  -                  -                  -
      Mortgage                                     810              5,494              7,502              5,970              4,249
                                          -------------  -----------------  -----------------  -----------------  -----------------
         Total non-accrual loans                30,495             21,741             23,092             22,536             18,983
                                          -------------  -----------------  -----------------  -----------------  -----------------

Restructured loans:
    Commercial                                       1                  1                  2                  3                  4
    Consumer                                         -                  -                  -                  -                  -
    Real estate:
      Construction                                   -                  -                  -                  -                  -
      Mortgage                                       -                  -                  -                  -                  -
                                          -------------  -----------------  -----------------  -----------------  -----------------
         Total restructured loans                    1                  1                  2                  3                  4
                                          -------------  -----------------  -----------------  -----------------  -----------------

    Total non-performing loans                  30,496             21,742             23,094             22,539             18,987
                                          -------------  -----------------  -----------------  -----------------  -----------------

Other real estate                                1,890              1,831              1,670              1,540              3,553
                                          -------------  -----------------  -----------------  -----------------  -----------------

Total non-performing assets                     32,386             23,573             24,764             24,079             22,540
                                          -------------  -----------------  -----------------  -----------------  -----------------

Loans past due 90 days or more
    and still accruing                             696                538                649                434                376
                                          -------------  -----------------  -----------------  -----------------  -----------------

Total non-performing assets and
    loans past due 90 days or more             $33,082            $24,111            $25,413            $24,513            $22,916
                                          =============  =================  =================  =================  =================

Total non-performing loans as a
    percentage of total period-end
    loans                                        0.39%              0.29%              0.34%              0.35%              0.32%

Total non-performing assets as a
    percentage of total period-end assets        0.13%              0.10%              0.12%              0.12%              0.13%

Total non-performing assets and loans
    past due 90 days or more as a
    percentage of total period-end assets        0.13%              0.11%              0.12%              0.12%              0.13%

Allowance for loan losses as a
    percentage of total non-performing
    loans                                         385%               515%               449%               441%               499%

Allowance for loan losses as a percentage
    of total period-end loans                    1.51%              1.51%              1.52%              1.56%              1.58%

Total non-performing assets and loans
    past due 90 days or more as a
    percentage of stockholders' equity and
    allowance for loan losses                       2%                 2%                 2%                 2%                 2%





The following table presents, for the periods indicated, an analysis of the allowance for loan losses and other related data:  (dollar amounts in thousands)

                                                                                                       Year
                                                                Three Months Ended                     Ended
                                                         ---------------------------------
                                                           03/31/04            03/31/03              12/31/03
                                                         --------------       ------------        ----------------
Balance at beginning of period                                $112,057            $90,733                 $90,733
Provisions charged to operating expenses                         9,500              6,900                  31,850
                                                         --------------       ------------        ----------------
                                                               121,557             97,633                 122,583

Recoveries on loans charged-off:
    Commercial                                                     156                204                     669
    Consumer                                                       270                131                     584
    Commercial real estate                                          47                  -                      11
                                                         --------------       ------------        ----------------
Total recoveries                                                   473                335                   1,264

Loans charged-off:
    Commercial                                                  (2,293)            (1,868)                 (5,601)
    Consumer                                                      (772)            (1,365)                 (5,950)
    Commercial real estate                                      (1,636)                (4)                   (239)
                                                         --------------       ------------        ----------------
Total charge-offs                                               (4,701)            (3,237)                (11,790)
                                                         --------------       ------------        ----------------
Net charge-offs                                                 (4,228)            (2,902)                (10,526)
                                                         --------------       ------------        ----------------

Balance at end of period                                      $117,329            $94,731                $112,057
                                                         ==============       ============        ================



Net charge-offs as a percentage of
average loans outstanding                                         0.22  %            0.19  %                 0.16  %


Net Reserve Additions                                           $5,272             $3,998                 $21,324
                                                         --------------       ------------        ----------------






                                        Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
                                                                           (unaudited)



                                             March 2004                       December 2003                      March 2003
                                 ----------------------------------  ------------------------------  ------------------------------
                                   Average                   Average   Average               Average   Average               Average
                                   Balance      Interest     Rate      Balance    Interest   Rate      Balance    Interest   Rate
                                 ----------------------------------  ------------------------------  ------------------------------
(dollars in thousands)
Earning Assets
---------------------------------
Investment securities
  Taxable                         $13,295,903     $159,648    4.83 %  $12,743,163  $148,537   4.62 %   $8,681,675  $109,916   5.13 %
  Tax-exempt                          256,628        3,860    6.05        242,901     3,829   6.25        140,307     2,545   7.36
  Trading                             161,701        2,065    5.14        190,658     1,917   3.99        270,299     3,215   4.82
                                 ------------  -----------  -------  ------------ ---------- ------  ------------ ---------- ------
Total investment securities        13,714,232      165,573    4.86     13,176,722   154,283   4.65      9,092,281   115,676   5.16
Federal funds sold                    144,297          340    0.95         20,435        50   0.97         27,154        80   1.19
Loans
  Commercial mortgages              2,793,159       42,782    6.16      2,655,510    41,172   6.15      2,177,008    35,125   6.54
  Commercial                        1,878,353       24,535    5.25      1,760,615    23,285   5.25      1,495,312    20,943   5.68
  Consumer                          2,603,037       36,936    5.71      2,444,764    35,773   5.81      2,075,983    33,719   6.59
  Tax-exempt                          337,313        6,092    7.26        283,291     5,497   7.70        258,614     5,129   8.04
                                 ------------  -----------  -------  ------------ ---------- ------  ------------ ---------- ------
Total loans                         7,611,862      110,345    5.83      7,144,180   105,727   5.87      6,006,917    94,916   6.41

                                 ------------  -----------  -------  ------------ ---------- ------  ------------ ---------- ------
Total earning assets              $21,470,391     $276,258    5.17 %  $20,341,337  $260,060   5.07 %  $15,126,352  $210,672   5.65 %
                                 ============                        ============                    ============

Sources of Funds
---------------------------------
Interest-bearing liabilities
  Regular savings                  $4,492,847       $7,786    0.70 %   $4,251,627    $7,597   0.71 %   $3,021,219    $6,355   0.85 %
  Interest checking accounts          607,603        1,052    0.70        546,350       937   0.68        403,415       813   0.82
  Money market plus                 8,378,467       14,892    0.71      7,684,235    13,326   0.69      5,472,788    11,584   0.86
  Time deposits                     2,430,589       11,323    1.87      2,403,680    12,049   1.99      2,148,534    13,731   2.59
  Public funds                        968,513        3,320    1.38        923,561     3,151   1.35        793,437     3,115   1.59
                                 ------------  -----------  -------  ------------ ---------- ------  ------------ ---------- ------
     Total deposits                16,878,019       38,373    0.91     15,809,453    37,060   0.93     11,839,393    35,598   1.22

  Other borrowed money                174,746          448    1.03        411,079       921   0.89        272,304       914   1.36
  Long-term debt                      200,000        3,020    6.07        200,000     3,020   5.99        200,000     3,020   6.12
                                 ------------  -----------  -------  ------------ ---------- ------  ------------ ---------- ------
Total deposits and interest-
        bearing liabilities        17,252,765       41,841    0.98     16,420,532    41,001   0.99     12,311,697    39,532   1.30

Noninterest-bearing funds (net)     4,217,626                           3,920,805                       2,814,655
                                 ------------  -----------  -------  ------------ ---------- ------  ------------ ---------- ------
Total sources to fund earning
        assets                    $21,470,391       41,841    0.78    $20,341,337    41,001   0.80    $15,126,352    39,532   1.06
                                 ============  -----------  -------  ============ ---------- ------  ============ ---------- ------

Net interest income and
     margin tax-equivalent basis                  $234,417    4.39 %               $219,059   4.27 %               $171,140   4.59 %
                                               ===========  =======               ========== ======               ========== ======

Other Balances
---------------------------------
Cash and due from banks            $1,007,182                            $905,464                        $865,209
Other assets                        1,129,880                           1,101,329                         933,321
Total assets                       23,491,544                          22,241,356                      16,831,542
Total deposits                     21,478,730                          20,171,403                      15,033,367
Demand deposits (noninterest
        -bearing)                   4,600,711                           4,361,950                       3,193,974
Other liabilities                     253,890                             232,037                         369,691
Stockholders' equity                1,384,178                           1,226,837                         956,180
Allowance for loan losses             115,909                             106,774                          93,340



Notes -Weighted average yields on tax-exempt obligations have been computed on a tax-equivalent basis assuming a federal tax rate of 35%.
          -Non-accrual loans have been included in the average loan balance.
          -Consumer loans include mortgage loans held for sale.








                              Commerce Bancorp Inc.
                       Computation of Net Income Per Share
                (dollars in thousands, except per share amounts)




Earnings per share - Basic

                                                                                 --------------
Net income available for basic earnings per share calculation                      $61,974,742
                                                                                 --------------

Year to date average common shares outstanding                                      77,163,842

                                                                                 --------------
Earnings per share-basic                                                                 $0.80
                                                                                 ==============





Earnings per share - Diluted

Net income available for diluted earnings per share calculation                    $61,974,742
 Plus year to date interest expense on trust preferred
 securities, net of taxes
                                                                                     1,963,046
                                                                                 --------------
                                                                                   $63,937,788

Year to date average common shares outstanding                                      77,163,842
Dilutive effect of options                                                           4,577,291
Conversion of trust preferred securities                                             3,791,200

                                                                                 --------------
Diluted shares outstanding                                                          85,532,333
                                                                                 ==============
Earnings per share-diluted                                                               $0.75
                                                                                 --------------

